EXHIBIT 99.1

Pega continues accelerated growth through Q3 2021
•Total ACV grows 22 percent, powered by Pega Cloud Choice
•Pega subscription revenue grows 32 percent year over year
•Total Backlog increases 23 percent year over year
CAMBRIDGE, Mass. — October 27, 2021 — Pegasystems Inc. (NASDAQ: PEGA), the software company that crushes business complexity, released its financial results for the third quarter of 2021.
“Sophisticated organizations are pursuing digital transformation with great energy,” said Alan Trefler, founder and CEO, Pegasystems. “Organizations know they must adapt for today’s needs while preparing for the inevitable changes that will come tomorrow. In an unpredictable world, we help our clients crush business complexity with solutions built on a low-code platform and an outcome-centric approach to workflow that helps them work smarter, simpler, and faster. I’m excited about how Pega is meeting their needs with our highly differentiated offering.”
“It’s great to see total ACV growth of 22 percent year-over-year in Q3 2021 – once again powered by Pega Cloud Choice,” said Ken Stillwell, COO and CFO, Pegasystems. “Our cumulative results through the first three quarters of this year demonstrate that digital transformation continues to be a top priority for our clients around the world.”
Financial and performance metrics (1)

(Dollars in thousands, except per share amounts)	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	Change	2021	2020	Change
Total revenue	$256,268	$225,951	13%	$895,469	$718,917	25%
Net (loss) - GAAP	$(56,468)	$(19,267)	(193)%	$(25,794)	$(65,379)	61%
Net (loss) income - Non-GAAP	$(32,860)	$(26,701)	(23)%	$9,196	$(44,905)	*
Diluted (loss) per share - GAAP	$(0.69)	$(0.24)	(188)%	$(0.32)	$(0.82)	61%
Diluted (loss) earnings per share - Non-GAAP	$(0.40)	$(0.33)	(21)%	$0.11	$(0.56)	*
* not meaningful.

(Dollars in thousands)	Three Months Ended September 30,						Nine Months Ended September 30,
	2021		2020		Change		2021		2020		Change
Pega Cloud	$78,369	31%	$54,776	24%	$23,593	43%	$219,520	25%	$147,080	20%	$72,440	49%
Client Cloud	118,609	46%	110,602	49%	8,007	7%	488,757	54%	391,042	55%	97,715	25%
Cloud subscription	$196,978	77%	$165,378	73%	$31,600	19%	$708,277	79%	$538,122	75%	$170,155	32%
Perpetual license	2,874	1%	3,852	2%	(978)	(25)%	20,922	2%	16,568	2%	4,354	26%
Consulting	56,416	22%	56,721	25%	(305)	(1)%	166,270	19%	164,227	23%	2,043	1%
Total revenue	$256,268	100%	$225,951	100%	$30,317	13%	$895,469	100%	$718,917	100%	$176,552	25%
(1) See the Schedules at the end of this release for additional information, including a reconciliation of our Non-GAAP and GAAP measures.

Note: Foreign currency exchange rate changes contributed 1-2% to total ACV growth in 2021.

Quarterly conference call
A conference call and audio-only webcast will be conducted at 5:00 p.m. EDT on October 27, 2021.
Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1-866-548-4713 (domestic), 1-323-794-2093 (international), or via webcast (http://public.viavid.com/index.php?id=146749) by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the Investors section.
A replay of the call will also be available on www.pega.com by clicking the Earnings Calls link in the Investors section.
Discussion of Non-GAAP financial measures
We believe that non-GAAP financial measures help investors understand our core operating results and prospects, consistent with how management measures and forecasts the Company’s performance without the effect of often one-time charges and other items outside our normal operations. The supplementary non-GAAP financial measures are not meant to be superior to, or a substitute for, results of operations prepared under U.S. GAAP.
A reconciliation of our Non-GAAP and GAAP measures is at the end of this release.
Forward-looking statements
Certain statements in this press release may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, projects, forecasts, guidance, likely, and usually, or variations of such words and other similar expressions identify forward-looking statements, which are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the continued payment of our quarterly dividends;
•the timing of revenue recognition;
•management of our transition to a more subscription-based business model;
•variation in demand for our products and services, including among clients in the public sector;
•the impact of actual or threatened public health emergencies, such as the Coronavirus (“COVID-19”);
•reliance on third-party service providers;
•compliance with our debt obligations and covenants;
•the potential impact of our convertible senior notes and Capped Call Transactions;
•reliance on key personnel;
•the relocation of our corporate headquarters;
•the continued uncertainties in the global economy;
•foreign currency exchange rates;
•the potential legal and financial liabilities and reputation damage due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights and costs associated with defending such rights;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2020, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”). Except as required by applicable law, we do not undertake and expressly disclaim any obligation to update or revise these forward-looking statements publicly, whether from new information, future events, or otherwise.
The forward-looking statements in this press release represent our views as of October 27, 2021.

About Pegasystems
Pega delivers innovative software that crushes business complexity so our clients can make better decisions and get work done. We help the world’s leading brands solve their biggest business challenges: maximizing customer lifetime value, streamlining customer service, and boosting operational efficiency. Pega technology is powered by real-time AI and intelligent automation, while our scalable architecture and low-code platform help enterprises adapt to rapid change and transform for tomorrow. For more information, please visit www.pega.com.
Press contact:
Lisa Pintchman
Pegasystems Inc.
lisapintchman.rogers@pega.com
(617) 866-6022
Twitter: @pega
Investor contact:
Garo Toomajanian
ICR for Pegasystems Inc.
pegainvestorrelations@pega.com
(617) 866-6077
All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue
Pega Cloud	$78,369	$54,776	$219,520	$147,080
Maintenance	83,188	74,670	237,531	220,587
Software license	38,295	39,784	272,148	187,023
Consulting	56,416	56,721	166,270	164,227
Total revenue	256,268	225,951	895,469	718,917
Cost of revenue
Pega Cloud	25,524	19,717	72,132	56,238
Maintenance	5,293	5,478	16,074	16,645
Software license	656	691	1,962	2,354
Consulting	52,749	51,913	161,032	158,781
Total cost of revenue	84,222	77,799	251,200	234,018
Gross profit	172,046	148,152	644,269	484,899
Operating expenses
Selling and marketing	152,479	132,053	457,641	395,684
Research and development	64,728	60,024	191,565	177,620
General and administrative	20,176	17,907	57,607	49,192
Total operating expenses	237,383	209,984	706,813	622,496
(Loss) from operations	(65,337)	(61,832)	(62,544)	(137,597)
Foreign currency transaction gain (loss)	518	4,236	(4,983)	2,545
Interest income	166	243	555	1,092
Interest expense	(1,908)	(5,956)	(5,747)	(13,791)
(Loss) income on capped call transactions	(14,735)	18,989	(7,543)	19,816
Other income, net	2	—	108	1,374
(Loss) before (benefit from) income taxes	(81,294)	(44,320)	(80,154)	(126,561)
(Benefit from) income taxes	(24,826)	(25,053)	(54,360)	(61,182)
Net (loss)	$(56,468)	$(19,267)	$(25,794)	$(65,379)
(Loss) per share
Basic	$(0.69)	$(0.24)	$(0.32)	$(0.82)
Diluted	$(0.69)	$(0.24)	$(0.32)	$(0.82)
Weighted-average number of common shares outstanding
Basic	81,526	80,537	81,284	80,191
Diluted	81,526	80,537	81,284	80,191

PEGASYSTEMS INC.
UNAUDITED RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
(in thousands, except percentages and per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	Change	2021	2020	Change
Net (loss) - GAAP	$(56,468)	$(19,267)	(193)%	$(25,794)	$(65,379)	61%
Stock-based compensation (2)	28,695	27,925		89,483	76,755
Capped call transactions	14,735	(18,989)		7,543	(19,816)
Convertible senior notes	677	4,372		2,025	10,405
Headquarters lease	(5,428)	—		(15,111)	—
Amortization of intangible assets	1,002	1,018		3,006	3,051
Foreign currency transaction (gain) loss	(518)	(4,236)		4,983	(2,545)
Other	3	—		15	1,141
Income tax effects (3)	(15,558)	(17,524)		(56,954)	(48,517)
Net (loss) income - Non-GAAP	$(32,860)	$(26,701)	(23)%	$9,196	$(44,905)	*

Diluted (loss) per share - GAAP	$(0.69)	$(0.24)	(188)%	$(0.32)	$(0.82)	61%
Non-GAAP adjustments	0.29	(0.09)		0.43	0.26
Diluted (loss) earnings per share - Non-GAAP	$(0.40)	$(0.33)	(21)%	$0.11	$(0.56)	*

Diluted weighted-average number of common shares outstanding - GAAP	81,526	80,537	1%	81,284	80,191	1%
Non-GAAP Adjustments	—	—		4,718	—
Diluted weighted-average number of common shares outstanding - Non-GAAP	81,526	80,537	1%	86,002	80,191	7%
* not meaningful
(1) We believe that non-GAAP financial measures help investors understand our core operating results and prospects, consistent with how management measures and forecasts the Company’s performance without the effect of often one-time charges and other items outside our normal operations. The supplementary non-GAAP financial measures are not meant to be superior to, or a substitute for, results of operations prepared under U.S. GAAP.
Our Non-GAAP financial measures reflect the following adjustments:
•Stock-based compensation: We have excluded stock-based compensation from our Non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance excluding stock-based compensation.
•Capped call transactions: We have excluded gains and losses related to our capped call transactions held at fair value under U.S. GAAP. The capped call transactions are expected to reduce common stock dilution and/or offset any potential cash payments the Company must make, other than for principal and interest, upon conversion of the Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance. In addition, we reflect the effect of the capped call transactions on the weighted-average number of common shares outstanding in our non-GAAP financial measures as we believe it provides investors with useful information in evaluating our financial performance on a per-share basis.
•Convertible senior notes: In February 2020, we issued convertible senior notes with an aggregate principal amount of $600 million, due March 1, 2025, in a private placement. Under U.S. GAAP in 2020, the conversion feature was recorded as a reduction of the debt instrument’s book value which was amortized over the debt’s life. After our adoption of Accounting Standards Update 2020-06 on January 1, 2021, the conversion feature is no longer recorded as a reduction of the debt instrument’s book value which is amortized over the debt’s life. See “Note 2. New Accounting Pronouncements” and “Note 8. Debt” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 for additional information. In both periods, debt issuance costs reduce the debt instrument’s book value and are amortized over the debt’s life. We believe excluding the amortization of debt discount and issuance costs provide a useful comparison of our operational performance in different periods.
•Headquarters lease: In February 2021, the Company agreed to accelerate its exit from its Cambridge, Massachusetts headquarters to October 1, 2021, in exchange for a one-time payment from the Company’s landlord of $18 million which was paid in October 2021. We believe excluding the impact from our non-GAAP financial measures is useful to investors as the modified lease, including the $18 million payment, is not representative of our core business operations and ongoing operating performance.

•Amortization of intangible assets: We have excluded the amortization of intangible assets from our Non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of acquisitions. Investors should note that the use of intangible assets contributed to our revenues recognized during the periods presented and is expected to contribute to future revenues. Amortization of intangible assets is likely to recur in future periods.
•Foreign currency transaction (gain) loss: We have excluded foreign currency transaction gains and losses from our Non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods.
•Other: We have excluded gains and losses on our venture investments and incremental fees incurred due to the cancellation of in-person sales and marketing events due to the COVID-19 pandemic, including the live event portion of our 2020 PegaWorld conference. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance.
(2) Stock-based compensation:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2021	2020	2021	2020
Cost of revenue	$5,114	$5,100	$16,889	$15,636
Selling and marketing	13,376	12,658	41,844	33,968
Research and development	6,231	5,765	19,343	17,066
General and administrative	3,974	4,402	11,407	10,085
	$28,695	$27,925	$89,483	$76,755
Income tax benefit	$(5,845)	$(5,604)	$(18,028)	$(15,293)
(3) Effective income tax rates:

	Nine Months Ended September 30,
	2021	2020
GAAP	68%	48%
Non-GAAP	22%	22%
Our GAAP effective income tax rate is subject to significant fluctuations due to various factors, including excess tax benefits generated by our stock-based compensation plans, gains and losses on our capped call transactions, tax credits for stock-based compensation awards to research and development employees, and unfavorable foreign stock-based compensation adjustments. We determine our Non-GAAP income tax rate by using applicable rates in taxing jurisdictions and assessing certain factors, including our historical and forecasted earnings by jurisdiction, discrete items, and our ability to realize tax assets. We believe it is beneficial for our management to review our Non-GAAP results consistent with our annual plan's effective income tax rate as established at the beginning of each year, given this tax rate volatility.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$116,411	$171,899
Marketable securities	235,437	293,269
Total cash, cash equivalents, and marketable securities	351,848	465,168
Accounts receivable	143,445	215,827
Unbilled receivables	239,774	207,155
Other current assets	93,819	88,760
Total current assets	828,886	976,910
Unbilled receivables	132,147	113,278
Goodwill	81,954	79,231
Other long-term assets	512,410	434,843
Total assets	$1,555,397	$1,604,262
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$25,604	$24,028
Accrued expenses	46,583	59,261
Accrued compensation and related expenses	86,018	123,012
Deferred revenue	229,103	232,865
Other current liabilities	13,118	20,969
Total current liabilities	400,426	460,135
Convertible senior notes, net	589,769	518,203
Operating lease liabilities	87,088	59,053
Other long-term liabilities	18,482	24,699
Total liabilities	1,095,765	1,062,090
Total stockholders’ equity	459,632	542,172
Total liabilities and stockholders’ equity	$1,555,397	$1,604,262

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2021	2020
Net (loss)	$(25,794)	$(65,379)
Adjustments to reconcile net (loss) to cash (used in) operating activities
Non-cash items	100,309	72,797
Change in operating assets and liabilities, net	(79,836)	(33,675)
Cash (used in) operating activities	(5,321)	(26,257)
Cash provided by (used in) investing activities	42,730	(210,701)
Cash (used in) provided by financing activities	(91,431)	449,630
Effect of exchange rate changes on cash and cash equivalents	(1,466)	183
Net (decrease) increase in cash and cash equivalents	(55,488)	212,855
Cash and cash equivalents, beginning of period	171,899	68,363
Cash and cash equivalents, end of period	$116,411	$281,218

PEGASYSTEMS INC.
REVENUE DETAIL
(in thousands, except percentages)

(Dollars in thousands)	Three Months Ended September 30,						Nine Months Ended September 30,
	2021		2020		Change		2021		2020		Change
Pega Cloud	$78,369	31%	$54,776	24%	$23,593	43%	$219,520	25%	$147,080	20%	$72,440	49%
Client Cloud (1)	$118,609	46%	$110,602	49%	$8,007	7%	$488,757	54%	$391,042	55%	$97,715	25%
Maintenance	83,188	32%	74,670	33%	8,518	11%	237,531	26%	220,587	31%	16,944	8%
Term license	35,421	14%	35,932	16%	(511)	(1)%	251,226	28%	170,455	24%	80,771	47%
Subscription (2)	$196,978	77%	$165,378	73%	$31,600	19%	$708,277	79%	$538,122	75%	$170,155	32%
Perpetual license	2,874	1%	3,852	2%	(978)	(25)%	20,922	2%	16,568	2%	4,354	26%
Consulting	56,416	22%	56,721	25%	(305)	(1)%	166,270	19%	164,227	23%	2,043	1%
	$256,268	100%	$225,951	100%	$30,317	13%	$895,469	100%	$718,917	100%	$176,552	25%
(1) Composed of maintenance and term revenue.
(2) Reflects client arrangements subject to renewal (Pega Cloud, maintenance, and term license).

PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE (“ACV”)
(in thousands, except percentages)

Annual contract value (“ACV”) (1) - ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV for term license and Pega Cloud contracts. Maintenance revenue for the quarter then ended is multiplied by four to calculate ACV for maintenance. Client Cloud ACV is composed of maintenance ACV and term license ACV. ACV is a performance measure that we believe provides useful information to our management and investors, particularly during our Cloud Transition.

	September 30, 2021	September 30, 2020	Change
Pega Cloud	$320,653	$232,176	$88,477	38%
Client Cloud	$627,072	$544,575	$82,497	15%
Total	$947,725	$776,751	$170,974	22%
(1) Foreign currency exchange rate changes contributed 1-2% to total ACV growth in 2021.

PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Backlog represents expected future revenue from existing non-cancellable contracts.
As of September 30, 2021:

	Pega Cloud	Client Cloud			Consulting	Total
(Dollars in thousands)		Maintenance	Term license	Perpetual license
1 year or less	$284,359	$196,667	$49,265	$15,686	$31,673	$577,650	56%
1-2 years	177,214	59,360	16,872	1,064	6,561	261,071	25%
2-3 years	79,775	37,734	420	4,094	5,165	127,188	12%
Greater than 3 years	30,113	33,935	245	2,127	1,697	68,117	7%
	$571,461	$327,696	$66,802	$22,971	$45,096	$1,034,026	100%

Change in Backlog Since September 30, 2020
	$64,654	$88,548	$3,617	$12,563	$26,654	$196,036
	13%	37%	6%	121%	145%	23%
As of September 30, 2020:

	Pega Cloud	Client Cloud			Consulting	Total
(Dollars in thousands)		Maintenance	Term license	Perpetual license
1 year or less	$211,661	$170,643	$50,788	$8,708	$14,977	$456,777	54%
1-2 years	157,500	40,631	5,341	1,700	2,042	207,214	25%
2-3 years	93,283	18,277	7,052	—	770	119,382	14%
Greater than 3 years	44,363	9,597	4	—	653	54,617	7%
	$506,807	$239,148	$63,185	$10,408	$18,442	$837,990	100%